EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Pawel Piesiecki, President, Chief Executive Officer, Chief Financial Officer and Secretary of LIVE FIT CORP (the "Registrant"), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Registrant for the year ended April 30, 2015 (the "Report"):

(1)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Date: July 13, 2015	By:	/s/ Pawel Piesiecki
Pawel Piesiecki
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (Principal Executive, Financial, and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.